RASC Series 2003-KS7 Trust

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-KS7

$1,500,000,000 (Approximate)

Subject to Revision

August 11, 2003 - Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMorgan

ABS New Issue Term Sheet

$1,500,000,000 (Approximate)

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-KS7

Residential Asset Securities Corporation

Depositor

RASC Series 2003-KS7 Trust

Issuer

Residential Funding Corporation

Master Servicer

August 11, 2003

Characteristics of Initial Mortgage Loans

Loan Group I

Summary Report
Aggregate Outstanding Principal Balance	$725,840,282
Number of Mortgage Loans	6,917

	(Weighted) Average	Minimum	Maximum
Current Principal Balance	$104,936	$9,980	$555,500
Original Loan-to-Value Ratio	78.74%	5.00%	100.00%
Mortgage Rate	7.681%	4.700%	14.250%
Net Mortgage Rate	6.334%	3.205%	13.670%
Remaining Term	328	118	360
Credit Score	625	469	816

		Percent of Statistical Calculation Date
	Range	Principal Balance

Product Type	Fixed Rate	100%

Lien	First	95.5%
	Second	4.5%

Property Type	Single-Family Detached	82.3%
	2 to 4 Family Units	6.0%
	Planned Unit Developments (detached)	5.6%
	Condo Low-Rise (less than 5 stories)	2.2%
	Planned Unit Developments (attached)	1.7%
	Manufactured Home	1.2%
	Townhouse	0.9%
	Leasehold	0.1%
	Condo Mid-Rise (5 to 8 stories)	0.1%
	Condo High-Rise (9 stories or more)	0.1%

Occupancy Status	Primary Residence	91.6%
	Non Owner-Occupied	7.5%
	Second/Vacation	0.9%

Loan Purpose	Equity Refinance	73.8%
	Purchase	17.6%
	Rate/Term Refinance	8.6%

Documentation Type	Full Documentation	77.1%
	Reduced Documentation	22.9%

Loans with Mortgage Insurance (includes both borrower-paid and issuer-paid)		66.5%

Loans with Prepayment Penalties		73.2%

Loans serviced by HomeComings		87.5%

Credit Score Distribution
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or Less	17	$1,174,102	0.16%	$69,065	73.80%
500 to 519	72	4,668,953	0.64	64,847	71.58
520 to 539	247	18,249,188	2.51	73,883	70.71
540 to 559	512	38,741,331	5.34	75,667	76.22
560 to 579	665	52,387,155	7.22	78,778	77.96
580 to 599	884	85,315,115	11.75	96,510	77.82
600 to 619	1,305	139,321,515	19.19	106,760	80.25
620 to 639	1,131	128,550,720	17.71	113,661	79.67
640 to 659	869	100,862,545	13.90	116,067	78.58
660 to 679	564	70,917,948	9.77	125,741	79.35
680 to 699	291	38,764,455	5.34	133,211	79.35
700 to 719	149	19,713,546	2.72	132,306	78.83
720 to 739	99	13,950,603	1.92	140,915	79.32
740 to 759	55	7,184,312	0.99	130,624	80.96
760 or Greater	51	5,763,288	0.79	113,006	78.39
Subtotal with Credit Scores	6,911	725,654564,778	99.96	104,987	78.74
Not Available	6	$275,504	0.04	$45,917	66.45
Total:	6,917	$725,840,282	100.00%	$104,936	78.74%

As of the cut-off date, the weighted average credit score is approximately 625.

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
1 to 100,000	4,098	$225,345,085	31.05%	$54,989	613	79.30%
100,001 to 200,000	2,056	291,900,587	40.22	141,975	625	78.51
200,001 to 300,000	560	134,540,173	18.54	240,250	633	78.28
300,001 to 400,000	168	58,151,615	8.01	346,141	644	79.29
400,001 to 500,000	31	13,724,922	1.89	442,739	648	75.61
500,001 to 600,000	4	2,177,900	0.30	544,475	652	85.19
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

As of the cut-off date, the average original principal balance is approximately $105,045.

Net Mortgage Rates
Range of Net Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
3.000 to 3.499	2	$565,213	0.08%	$282,606	716	62.75%
3.500 to 3.999	24	4,932,349	0.68	205,515	673	71.96
4.000 to 4.499	157	31,725,337	4.37	202,072	653	72.88
4.500 to 4.999	479	84,895,523	11.70	177,235	649	76.61
5.000 to 5.499	750	116,365,475	16.03	155,154	640	78.95
5.500 to 5.999	967	124,576,901	17.16	128,828	634	78.67
6.000 to 6.499	933	103,057,877	14.20	110,459	627	77.93
6.500 to 6.999	719	75,667,740	10.42	105,240	617	78.47
7.000 to 7.499	550	54,742,712	7.54	99,532	603	77.58
7.500 to 7.999	454	40,397,121	5.57	88,980	596	80.32
8.000 to 8.499	453	32,371,480	4.46	71,460	589	81.04
8.500 to 8.999	197	14,220,463	1.96	72,185	579	79.17
9.000 to 9.499	197	11,854,951	1.63	60,177	578	78.72
9.500 to 9.999	124	5,177,174	0.71	41,751	585	80.56
10.000 to 10.499	194	7,097,084	0.98	36,583	602	88.26
10.500 to 10.999	101	3,256,699	0.45	32,245	617	93.71
11.000 to 11.499	99	3,497,385	0.48	35,327	611	94.02
11.500 to 11.999	60	1,571,840	0.22	26,197	619	98.96
12.000 to 12.499	83	2,094,803	0.29	25,239	595	99.34
12.500 to 12.999	40	927,117	0.13	23,178	595	99.94
13.000 to 13.499	333	6,827,039	0.94	20,502	562	99.44
13.500 to 13.999	1	17,997	0.01	17,997	620	100.00
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

As of the cut-off date, the weighted average net mortgage rate is approximately 6.3342%.

Mortgage Rates
Range of Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
4.500 to 4.999	3	$669,300	0.09%	$223,100	688	71.29%
5.000 to 5.499	14	2,824,692	0.39	201,764	697	67.77
5.500 to 5.999	121	24,980,115	3.44	206,447	668	72.24
6.000 to 6.499	329	63,240,934	8.71	192,222	656	74.18
6.500 to 6.999	917	149,581,644	20.61	163,121	642	77.08
7.000 to 7.499	801	105,712,800	14.56	131,976	632	77.30
7.500 to 7.999	1,339	154,276,470	21.25	115,218	621	79.01
8.000 to 8.499	814	76,675,966	10.56	94,197	610	80.36
8.500 to 8.999	885	70,332,453	9.69	79,472	599	81.60
9.000 to 9.499	305	23,908,287	3.29	78,388	581	82.24
9.500 to 9.999	307	20,418,472	2.81	66,510	581	79.37
10.000 to 10.499	135	6,234,601	0.86	46,182	583	81.33
10.500 to 10.999	215	8,010,493	1.10	37,258	599	86.78
11.000 to 11.499	109	3,730,194	0.51	34,222	611	90.91
11.500 to 11.999	98	3,560,221	0.49	36,329	612	94.09
12.000 to 12.499	65	1,734,336	0.24	26,682	617	98.98
12.500 to 12.999	84	2,102,437	0.29	25,029	597	99.63
13.000 to 13.499	40	958,031	0.13	23,951	594	99.31
13.500 to 13.999	334	6,829,576	0.94	20,448	561	99.44
14.000 to 14.499	2	59,259	0.01	29,630	618	100.00
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

As of the cut-off date, the weighted average mortgage rate is approximately 7.6808%.

Combined Original Loan-to-Value Ratios (1)
Range of Loan-to-Value Ratios	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO
0.01 to 50.00	353	$30,080,890	4.14%	$85,215	618
50.01 to 55.00	126	13,880,192	1.91	110,160	615
55.01 to 60.00	212	22,811,096	3.14	107,600	618
60.01 to 65.00	290	36,151,793	4.98	124,661	618
65.01 to 70.00	493	55,940,809	7.71	113,470	614
70.01 to 75.00	580	67,794,403	9.34	116,887	621
75.01 to 80.00	1,596	200,539,312	27.63	125,651	630
80.01 to 85.00	823	101,878,894	14.04	123,790	623
85.01 to 90.00	1,016	128,330,266	17.68	126,309	628
90.01 to 95.00	404	40,788,696	5.62	100,962	638
95.01 to 100.00	1,024	27,643,933	3.81	26,996	616
Total:	6,917	$725,840,282	100.00%	$104,936	625

As of the cut-off date, the weighted average original combined loan-to-value ratio is approximately 78.74%.

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Geographic Distribution
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
California	743	$138,667,666	19.10%	$186,632	640	75.56%
Florida	669	68,363,422	9.42	102,187	619	78.00
Texas	655	47,094,970	6.49	71,901	610	79.41
New York	263	46,071,182	6.35	175,176	635	73.90
Georgia	312	30,109,900	4.15	96,506	626	81.21
Michigan	350	25,992,930	3.58	74,266	615	79.76
Alabama	311	22,423,071	3.09	72,100	609	81.44
Other (1)	3,614	347,117,142	47.82	96,048	622	80.24
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

(1) Other includes states and the District of Columbia with under 3% concentrations individually.

Mortgage Loan Purpose
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Purchase	1,795	$127,641,161	17.59%	$71,109	634	85.21%
Rate/Term Refinance	540	62,677,105	8.64	116,069	625	77.70
Equity Refinance	4,582	535,522,016	73.78	116,875	623	77.32
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Mortgage Loan Documentation
Documentation	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Full Documentation	5,591	$559,435,136	77.07%	$100,060	620	80.21%
Reduced Documentation	1,326	166,405,146	22.93	125,494	640	73.80
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Occupancy Types
Occupancy	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Primary Residence	6,271	$665,096,362	91.63%	$106,059	622	78.76%
Second/Vacation	51	6,169,848	0.85	120,977	652	76.58
Non Owner-Occupied	595	54,574,071	7.52	91,721	652	78.73
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Mortgaged Property Types
Property Types	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Single-Family Detached	5,877	$597,495,207	82.32%	$101,667	623	78.93%
2 to 4 Family Units	296	43,287,038	5.96	146,240	645	74.41
Planned Unit Developments (detached)	292	40,874,709	5.63	139,982	624	80.64
Condo Low-Rise (less than 5 stories)	140	15,736,736	2.17	112,405	637	77.77
Planned Unit Developments (attached)	107	12,494,871	1.72	116,774	627	81.98
Manufactured Home	133	9,060,978	1.25	68,128	623	75.15
Townhouse	67	6,404,232	0.88	95,586	614	79.01
Leasehold	2	166,662	0.02	83,331	663	84.72
Condo Mid-Rise (5 to 8 stories)	2	163,350	0.02	81,675	615	82.92
Condo High-Rise (9 stories or more)	1	156,500	0.02	156,500	581	79.00
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Credit Grades
Credit Grades	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
A4	2,890	$354,935,705	48.90%	$122,815	647	79.79%
AX	2,303	228,436,985	31.47	99,191	623	79.15
AM	938	78,178,390	10.77	83,346	585	78.51
B	497	40,661,578	5.60	81,814	563	74.96
C	207	17,409,132	2.40	84,102	549	67.51
CM	82	6,218,492	0.86	75,835	532	62.91
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Prepayment Penalty Terms
Prepayment Penalty Terms	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
None	2,516	$194,446,368	26.79%	$77,284	619	79.98%
12 Months	238	37,013,082	5.10	155,517	630	76.62
24 Months	493	64,617,504	8.90	131,070	637	79.02
36 Months	3,010	365,695,976	50.38	121,494	627	78.11
48 Months	8	1,084,819	0.15	135,602	641	79.76
60 Months	632	60,436,550	8.33	95,627	616	79.26
Other	20	2,545,983	0.35	127,299	635	84.29
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

As of the cut-off date, the weighted average prepayment penalty term is approximately 36.

Characteristics of Initial Mortgage Loans

Loan Group II-A

Summary Report
Aggregate Outstanding Principal Balance	$439,563,013
Number of Mortgage Loans	3,339

	(Weighted) Average	Minimum	Maximum
Current Principal Balance	$131,645	$17,500	$576,000
Original Loan-to-Value Ratio	81.99%	12.00%	95.00%
Mortgage Rate	7.494%	5.150%	12.000%
Net Mortgage Rate	5.489%	2.815%	10.670%
Note Margin	7.090%	1.250%	11.850%
Maximum Mortgage Rate	13.930%	10.050%	18.250%
Minimum Mortgage Rate	7.597%	2.750%	12.000%
Term to Next Rate Adjustment	26	4	38
Remaining Term	360	240	360
Credit Score	610	475	811

		Percent of Statistical Calculation Date
	Range	Principal Balance

Product Type	Adjustable Rate	100.0%

Lien	First	100.0%

Property Type	Single-Family Detached	81.7%
	Planned Unit Developments (detached)	7.5%
	2 to 4 Family units	4.3%
	Condo Low-Rise (less than 5 stories)	3.7%
	Planned Unit Developments (attached)	1.7%
	Townhouse	0.7%
	Manufactured Home	0.3%
	Condo Mid-Rise (5 to 8 stories)	0.1%

Occupancy Status	Primary Residence	94.7%
	Non Owner-Occupied	4.7%
	Second/Vacation	0.6%

Loan Purpose	Equity Refinance	57.8%
	Purchase	38.0%
	Rate/Term Refinance	4.3%

Documentation Type	Full Documentation	79.1%
	Reduced Documentation	20.9%

Loans with Mortgage Insurance (includes both borrower-paid and issuer-paid)		74.7%

Loans with Prepayment Penalties		87.5%

Loans serviced by HomeComings		94.8%

Credit Score Distribution
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or Less	9	$840,783	0.19%	$93,420	70.04%
500 to 519	39	4,945,473	1.13	126,807	76.78
520 to 539	116	13,786,080	3.14	118,846	74.33
540 to 559	298	33,759,382	7.68	113,287	77.64
560 to 579	493	62,422,712	14.20	126,618	82.33
580 to 599	523	68,803,170	15.65	131,555	82.86
600 to 619	633	82,918,342	18.86	130,993	83.19
620 to 639	475	66,610,779	15.15	140,233	82.83
640 to 659	321	45,595,048	10.37	142,041	82.88
660 to 679	217	31,025,725	7.06	142,976	81.74
680 to 699	103	14,202,793	3.23	137,891	82.22
700 to 719	47	6,275,418	1.43	133,520	82.96
720 to 739	20	2,399,420	0.55	119,971	84.27
740 to 759	23	3,082,514	0.70	134,022	85.03
760 or Greater	15	2,380,413	0.54	158,694	80.57
Subtotal with Credit Scores	3,332	439,048,053	99.88	131,767	81.99
Not Available	7	514,960	0.12	73,566	80.34
Total:	3,339	$439,563,013	100.00%	$131,645	81.99%

As of the cut-off date, the weighted average credit score is approximately 610.

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
1 to 100,000	1,286	$92,986,125	21.15%	$72,306	604	81.12%
100,001 to 200,000	1,529	214,858,075	48.88	140,522	609	82.06
200,001 to 300,000	484	118,756,052	27.02	245,364	617	82.26
300,001 to 400,000	39	12,386,762	2.82	317,609	611	84.85
500,001 to 600,000	1	576,000	0.13	576,000	695	80.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the average original principal balance is approximately $131,699.

Net Mortgage Rates
Range of Net Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2.500 to 2.999	13	$2,558,167	0.58%	$196,782	651	81.51%
3.000 to 3.499	102	16,901,929	3.85	165,705	639	77.26
3.500 to 3.999	203	33,548,273	7.63	165,262	636	79.74
4.000 to 4.499	341	53,055,211	12.07	155,587	626	82.62
4.500 to 4.999	411	56,716,265	12.90	137,996	623	83.50
5.000 to 5.499	659	85,980,912	19.56	130,472	615	83.83
5.500 to 5.999	502	58,544,935	13.32	116,623	607	82.89
6.000 to 6.499	368	45,635,986	10.38	124,011	607	80.97
6.500 to 6.999	183	23,164,186	5.27	126,580	590	80.89
7.000 to 7.499	176	22,347,686	5.08	126,975	578	81.76
7.500 to 7.999	153	17,916,011	4.08	117,098	567	82.02
8.000 to 8.499	117	12,131,253	2.76	103,686	560	80.86
8.500 to 8.999	46	4,723,851	1.07	102,692	558	79.86
9.000 to 9.499	41	3,943,819	0.90	96,191	540	71.76
9.500 to 9.999	15	1,578,233	0.36	105,216	555	71.22
10.000 to 10.499	7	704,642	0.16	100,663	552	62.39
10.500 to 10.999	2	111,653	0.03	55,827	595	72.02
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average net mortgage rate is approximately 5.4889%.

Mortgage Rates
Range of Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
5.000 to 5.499	12	$2,162,525	0.49%	$180,210	670	82.62%
5.500 to 5.999	151	26,535,021	6.04	175,729	645	77.66
6.000 to 6.499	230	36,070,188	8.21	156,827	631	77.54
6.500 to 6.999	498	76,689,117	17.45	153,994	623	81.41
7.000 to 7.499	475	66,504,100	15.13	140,009	615	82.76
7.500 to 7.999	847	110,802,156	25.21	130,817	607	83.73
8.000 to 8.499	478	53,251,152	12.11	111,404	593	84.56
8.500 to 8.999	438	47,667,858	10.84	108,831	589	81.98
9.000 to 9.499	101	9,705,384	2.21	96,093	577	82.48
9.500 to 9.999	71	6,755,992	1.54	95,155	556	76.61
10.000 to 10.499	24	2,272,915	0.52	94,705	564	76.00
10.500 to 10.999	10	945,442	0.22	94,544	574	68.48
11.000 to 11.499	3	143,653	0.03	47,884	572	63.55
12.000 to 12.499	1	57,509	0.01	57,509	537	75.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average mortgage rate is approximately 7.4944%.

Original Loan-to-Value Ratios
Range of Loan-to-Value Ratios	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO
0.01 to 50.00	74	$6,666,500	1.52%	$90,088	592
50.01 to 55.00	23	2,650,025	0.60	115,218	603
55.01 to 60.00	53	6,829,343	1.55	128,856	588
60.01 to 65.00	93	12,276,876	2.79	132,009	597
65.01 to 70.00	161	20,369,537	4.63	126,519	585
70.01 to 75.00	233	29,748,327	6.77	127,675	599
75.01 to 80.00	1,023	138,397,811	31.49	135,286	622
80.01 to 85.00	513	65,065,522	14.80	126,833	596
85.01 to 90.00	940	126,442,068	28.77	134,513	608
90.01 to 95.00	226	31,117,004	7.08	137,686	637
Total:	3,339	$439,563,013	100.00%	$131,645	610

As of the cut-off date, the weighted average original loan-to-value ratio is approximately 81.99%.

Geographic Distribution
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
California	428	$84,168,480	19.15%	$196,655	623	80.38%
Florida	297	36,391,673	8.28	122,531	608	81.83
Michigan	302	32,929,658	7.49	109,039	600	81.80
Illinois	158	22,745,427	5.17	143,958	616	82.60
Minnesota	149	22,146,358	5.04	148,633	617	82.35
Texas	171	20,672,998	4.70	120,895	603	82.93
Wisconsin	137	14,169,958	3.22	103,430	603	82.42
North Carolina	111	13,903,314	3.16	125,255	609	84.77
Other	1,586	192,435,147	43.78	121,334	606	82.32
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

(1) Other includes states and the District of Columbia with under 3% concentrations individually.

Mortgage Loan Purpose
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Purchase	1,283	$166,854,206	37.96%	$130,050	622	83.75%
Rate/Term Refinance	172	18,728,785	4.26	108,888	603	82.17
Equity Refinance	1,884	253,980,023	57.78	134,809	603	80.82
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Mortgage Loan Documentation
Documentation	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Full Documentation	2,716	$347,669,223	79.09%	$128,008	604	83.39%
Reduced Documentation	623	91,893,790	20.91	147,502	634	76.69
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Occupancy Types
Occupancy	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Primary Residence	3,101	$416,169,027	94.68%	$134,205	608	82.02%
Second/Vacation	22	2,563,859	0.58	116,539	649	84.22
Non Owner-Occupied	216	20,830,127	4.74	96,436	653	81.25
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Mortgaged Property Types
Property Types	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Single-Family Detached	2,802	$359,036,658	81.68%	$128,136	608	82.20%
Planned Unit Developments (detached)	198	33,083,211	7.53	167,087	613	82.43
2 to 4 Family units	120	18,683,335	4.25	155,694	623	77.91
Condo Low-Rise (less than 5 stories)	122	16,290,303	3.71	133,527	626	81.77
Planned Unit Developments (attached)	47	7,591,684	1.73	161,525	624	83.35
Townhouse	28	3,280,093	0.75	117,146	608	78.56
Manufactured Home	21	1,466,073	0.33	69,813	604	76.62
Condo Mid-Rise (5 to 8 stories)	1	131,656	0.03	131,656	609	84.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Credit Grades
Credit Grades	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
A4	1,360	$184,558,329	41.99%	$135,705	642	83.62%
AX	817	111,245,401	25.31	136,163	609	82.91
AM	602	78,495,349	17.86	130,391	579	82.41
B	390	45,732,800	10.40	117,264	561	78.02
C	112	13,318,543	3.03	118,916	554	69.62
CM	58	6,212,592	1.41	107,114	537	67.74
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Prepayment Penalty Terms
Prepayment Penalty Terms	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
None	427	$54,995,072	12.51%	$128,794	610	81.76%
12 Months	137	23,128,572	5.26	168,822	618	83.57
24 Months	1,794	248,930,710	56.63	138,757	612	81.93
36 Months	967	110,021,505	25.03	113,776	603	81.95
Other	14	2,487,154	0.57	177,654	610	80.93
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average prepayment penalty term is approximately 27.

Note Margins
Range of Note Margins	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
1.000 to 1.499	1	$260,816	0.06%	$260,816	567	90.00%
2.500 to 2.999	1	72,071	0.02	72,071	560	85.00
4.000 to 4.499	12	2,120,104	0.48	176,675	669	79.05
4.500 to 4.999	44	6,542,830	1.49	148,701	640	79.32
5.000 to 5.499	200	33,714,364	7.67	168,572	627	82.53
5.500 to 5.999	211	35,026,515	7.97	166,002	617	80.96
6.000 to 6.499	262	38,427,710	8.74	146,671	625	81.26
6.500 to 6.999	695	104,894,074	23.86	150,927	626	80.80
7.000 to 7.499	489	59,868,606	13.62	122,431	609	81.91
7.500 to 7.999	530	61,738,936	14.05	116,489	602	83.94
8.000 to 8.499	420	48,860,321	11.12	116,334	586	83.99
8.500 to 8.999	261	28,001,582	6.37	107,286	583	83.68
9.000 to 9.499	129	12,241,082	2.78	94,892	566	80.45
9.500 to 9.999	50	4,880,364	1.11	97,607	559	78.27
10.000 to 10.499	21	1,993,408	0.45	94,924	548	74.11
10.500 to 10.999	12	886,268	0.20	73,856	559	67.25
11.500 to 11.999	1	33,961	0.01	33,961	537	38.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average note margin is approximately 7.0901%.

Maximum Mortgage Rates
Range of Maximum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
10.000 to 10.999	2	$243,700	0.06%	$121,850	631	84.62%
11.000 to 11.999	87	14,360,051	3.27	165,058	644	77.87
12.000 to 12.999	481	73,096,336	16.63	151,967	629	79.21
13.000 to 13.999	1,130	157,565,624	35.85	139,439	615	82.69
14.000 to 14.999	1,068	132,232,946	30.08	123,814	599	83.26
15.000 to 15.999	461	51,612,397	11.74	111,957	593	82.34
16.000 to 16.999	88	8,741,726	1.99	99,338	574	79.82
17.000 to 17.999	19	1,541,071	0.35	81,109	562	74.56
18.000 to 18.999	3	169,162	0.04	56,387	575	73.03
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average maximum mortgage rate is approximately 13.9296%.

Minimum Mortgage Rates
Range of Minimum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2.000 to 2.999	1	$72,071	0.02%	$72,071	560	85.00%
4.000 to 4.999	5	476,600	0.11	95,320	653	80.00
5.000 to 5.999	132	23,092,404	5.25	174,942	642	80.13
6.000 to 6.999	660	105,604,188	24.02	160,006	628	80.27
7.000 to 7.999	1,249	167,236,870	38.05	133,897	613	82.71
8.000 to 8.999	989	114,109,317	25.96	115,378	592	83.56
9.000 to 9.999	250	24,094,588	5.48	96,378	571	80.99
10.000 to 10.999	49	4,666,835	1.06	95,242	562	72.20
11.000 to 11.999	3	152,632	0.03	50,877	554	63.85
12.000 to 12.999	1	57,509	0.01	57,509	537	75.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average minimum mortgage rate is approximately 7.5974%.

Next Interest Rate Adjustment Dates
Month of Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2003-11	1	$135,843	0.03%	$135,843	530	85.00%
2003-12	1	77,936	0.02	77,936	551	26.00
2004-10	1	47,399	0.01	47,399	497	70.00
2005-01	2	336,943	0.08	168,472	609	87.19
2005-03	1	79,429	0.02	79,429	704	90.00
2005-04	20	2,621,708	0.60	131,085	620	81.20
2005-05	153	24,456,608	5.56	159,847	619	83.20
2005-06	899	127,182,846	28.93	141,471	616	81.91
2005-07	1,412	186,500,600	42.43	132,083	606	82.49
2005-08	96	11,414,404	2.60	118,900	606	80.13
2006-03	2	303,878	0.07	151,939	609	89.16
2006-04	4	567,309	0.13	141,827	619	83.61
2006-05	33	3,747,571	0.85	113,563	611	82.17
2006-06	221	25,575,746	5.82	115,727	605	81.59
2006-07	449	50,567,443	11.50	112,622	607	80.50
2006-08	43	5,887,350	1.34	136,915	608	81.16
2006-09	1	60,000	0.01	60,000	566	87.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average months to next interest rate adjustment is approximately 26 months.

Characteristics of Initial Mortgage Loans

Loan Group II-B

Summary Report
Aggregate Outstanding Principal Balance	$332,295,880
Number of Mortgage Loans	2,355

	(Weighted) Average	Minimum	Maximum
Current Principal Balance	$141,102	$17,106	$500,000
Original Loan-to-Value Ratio	81.91%	25.00%	95.00%
Mortgage Rate	7.348%	4.950%	11.875%
Net Mortgage Rate	5.489%	2.490%	11.295%
Note Margin	7.023%	3.600%	11.500%
Maximum Mortgage Rate	13.761%	10.300%	18.875%
Minimum Mortgage Rate	7.496%	4.625%	11.875%
Term to Next Rate Adjustment	26	6	37
Remaining Term	360	340	360
Credit Score	610	483	785

		Percent of Statistical Calculation Date
	Range	Principal Balance

Product Type	Adjustable Rate	100.0%

Lien	First	100.0%

Property Type	Single-Family Detached	83.0%
	Planned Unit Developments (detached)	6.3%
	Condo Low-Rise (less than 5 stories)	3.7%
	2 to 4 Family units	3.3%
	Planned Unit Developments (attached)	2.2%
	Townhouse	0.9%
	Manufactured Home	0.5%
	Townhouse (2 to 4 family units)	0.1%
	Condo Mid-Rise (5 to 8 stories)	0.1%

Occupancy Status	Primary Residence	93.1%
	Non Owner-Occupied	6.4%
	Second/Vacation	0.6%

Loan Purpose	Equity Refinance	62.5%
	Purchase	32.8%
	Rate/Term Refinance	4.8%

Documentation Type	Full Documentation	80.5%
	Reduced Documentation	19.5%

Loans with Mortgage Insurance (includes both borrower-paid and issuer-paid)		67.3%

Loans with Prepayment Penalties		84.7%

Loans serviced by HomeComings		93.2%

Credit Score Distribution
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or Less	11	$766,644	0.23%	$69,695	69.20%
500 to 519	42	4,090,265	1.23	97,387	76.17
520 to 539	140	16,212,855	4.88	115,806	75.66
540 to 559	244	30,794,947	9.27	126,209	79.80
560 to 579	339	42,880,462	12.90	126,491	81.56
580 to 599	323	45,265,072	13.62	140,140	82.55
600 to 619	364	56,513,939	17.01	155,258	83.82
620 to 639	316	45,926,184	13.82	145,336	82.30
640 to 659	260	41,675,446	12.54	160,290	83.10
660 to 679	135	20,099,860	6.05	148,888	82.96
680 to 699	64	10,183,026	3.06	159,110	81.45
700 to 719	44	6,757,647	2.03	153,583	80.51
720 to 739	26	4,965,863	1.49	190,995	82.52
740 to 759	20	3,044,559	0.92	152,228	83.14
760 or Greater	12	2,075,107	0.62	172,926	83.86
Subtotal with Credit Scores	2,340	331,251,877	99.69	141,561	81.93
Not Available	15	1,044,004	0.31	69,600	72.98
Total:	2,355	$332,295,880	100.00%	$141,102	81.91%

As of the cut-off date, the weighted average credit score is approximately 610.

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
1 to 100,000	903	$64,435,117	19.39%	$71,357	600	80.14%
100,001 to 200,000	1,014	143,601,460	43.21	141,619	606	82.21
200,001 to 300,000	266	61,236,454	18.43	230,212	616	81.44
300,001 to 400,000	141	49,109,617	14.78	348,295	619	84.20
400,001 to 500,000	31	13,913,233	4.19	448,814	650	80.91
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the average original principal balance is approximately $141,176.

Net Mortgage Rates
Range of Net Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2.000 to 2.499	1	$58,500	0.02%	$58,500	588	82.00%
2.500 to 2.999	13	2,601,542	0.78	200,119	689	75.61
3.000 to 3.499	59	13,686,266	4.12	231,971	657	80.68
3.500 to 3.999	177	31,285,983	9.42	176,757	634	81.53
4.000 to 4.499	423	68,377,193	20.58	161,648	628	82.39
4.500 to 4.999	430	60,403,810	18.18	140,474	624	83.39
5.000 to 5.499	164	25,816,107	7.77	157,415	623	83.87
5.500 to 5.999	63	9,777,761	2.94	155,203	612	80.64
6.000 to 6.499	168	22,562,552	6.79	134,301	602	81.65
6.500 to 6.999	207	25,690,637	7.73	124,109	588	80.86
7.000 to 7.499	225	26,854,767	8.08	119,355	580	82.19
7.500 to 7.999	153	18,036,645	5.43	117,887	568	80.74
8.000 to 8.499	135	14,954,236	4.50	110,772	556	80.41
8.500 to 8.999	77	6,925,590	2.08	89,943	547	79.34
9.000 to 9.499	23	2,640,764	0.79	114,816	545	82.10
9.500 to 9.999	21	1,381,864	0.42	65,803	527	71.87
10.000 to 10.499	12	972,016	0.29	81,001	524	70.25
10.500 to 10.999	3	220,899	0.07	73,633	517	61.53
11.000 to 11.499	1	48,750	0.01	48,750	518	75.00
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average net mortgage rate is approximately 5.4893%.

Mortgage Rates
Range of Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
4.500 to 4.999	7	$1,611,570	0.48%	$230,224	689	80.14%
5.000 to 5.499	14	2,964,649	0.89	211,761	694	76.47
5.500 to 5.999	86	21,213,583	6.38	246,670	659	81.22
6.000 to 6.499	170	29,552,242	8.89	173,837	638	80.59
6.500 to 6.999	525	86,193,815	25.94	164,179	628	82.40
7.000 to 7.499	479	65,508,704	19.71	136,761	612	82.08
7.500 to 7.999	373	49,743,095	14.97	133,360	595	82.71
8.000 to 8.499	183	23,106,153	6.95	126,263	575	81.52
8.500 to 8.999	254	28,120,793	8.46	110,712	571	82.25
9.000 to 9.499	141	13,124,628	3.95	93,082	568	81.01
9.500 to 9.999	65	6,383,665	1.92	98,210	558	83.94
10.000 to 10.499	27	2,406,975	0.72	89,147	565	81.44
10.500 to 10.999	23	1,855,536	0.56	80,675	539	73.54
11.000 to 11.499	5	275,672	0.08	55,134	523	71.52
11.500 to 11.999	3	234,800	0.07	78,267	529	69.55
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average mortgage rate is approximately 7.3476%.

Original Loan-to-Value Ratios
Range of Loan-to-Value Ratios	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO
0.01 to 50.00	38	$4,190,844	1.26%	$110,285	577
50.01 to 55.00	20	2,295,536	0.69	114,777	573
55.01 to 60.00	38	3,160,226	0.95	83,164	576
60.01 to 65.00	50	5,525,937	1.66	110,519	571
65.01 to 70.00	145	17,055,806	5.13	117,626	598
70.01 to 75.00	218	31,570,082	9.50	144,817	600
75.01 to 80.00	727	105,699,071	31.81	145,391	624
80.01 to 85.00	390	54,139,662	16.29	138,820	600
85.01 to 90.00	605	89,535,012	26.94	147,992	608
90.01 to 95.00	124	19,123,704	5.76	154,223	636
Total:	2,355	$332,295,880	100.00%	$141,102	610

As of the cut-off date, the weighted average original loan-to-value ratio is approximately 81.91%.

Geographic Distribution
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
California	305	$66,892,900	20.13%	$219,321	622	81.55%
Michigan	337	37,204,844	11.20	110,400	599	81.80
Minnesota	116	18,413,566	5.54	158,738	618	82.05
Florida	144	17,673,460	5.32	122,732	612	82.49
Illinois	84	13,041,277	3.92	155,253	625	82.27
New York	74	12,693,949	3.82	171,540	614	76.28
Texas	103	11,758,908	3.54	114,164	587	82.44
Georgia	79	11,622,870	3.50	147,125	598	83.95
Virginia	67	11,104,865	3.34	165,744	604	81.77
Massachusetts	50	10,570,222	3.18	211,404	627	75.85
Other	996	121,319,019	36.51	121,806	607	82.87
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

(1) Other includes states and the District of Columbia with under 3% concentrations individually.

Mortgage Loan Purpose
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Purchase	787	$108,841,981	32.75%	$138,300	629	83.33%
Rate/Term Refinance	116	15,908,588	4.79	137,143	605	82.25
Equity Refinance	1,452	207,545,312	62.46	142,938	601	81.13
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Mortgage Loan Documentation
Documentation	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Full Documentation	1,937	$267,387,976	80.47%	$138,042	604	83.13%
Reduced Documentation	418	64,907,904	19.53	155,282	636	76.85
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Occupancy Types
Occupancy	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Primary Residence	2,141	$309,309,807	93.08%	$144,470	607	81.96%
Second/Vacation	9	1,845,367	0.56	205,041	665	82.85
Non Owner-Occupied	205	21,140,707	6.36	103,125	651	81.11
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Mortgaged Property Types
Property Types	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Single-Family Detached	1,993	$275,969,986	83.05%	$138,470	609	82.18%
Planned Unit Developments (detached)	113	20,934,134	6.30	185,258	617	82.62
Condo Low-Rise (less than 5 stories)	78	12,311,867	3.71	157,844	623	81.80
2 to 4 Family units	91	10,936,490	3.29	120,181	627	74.71
Planned Unit Developments (attached)	37	7,182,315	2.16	194,117	615	82.19
Townhouse	21	2,987,590	0.90	142,266	603	81.87
Manufactured Home	20	1,681,512	0.51	84,076	607	74.98
Townhouse (2 to 4 family units)	1	235,986	0.07	235,986	577	74.00
Condo Mid-Rise (5 to 8 stories)	1	56,000	0.02	56,000	560	80.00
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Credit Grades
Credit Grades	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
A4	938	$142,559,393	42.90%	$151,982	644	83.37%
AX	526	79,949,944	24.06	151,996	613	83.00
AM	427	57,158,782	17.20	133,861	577	82.68
B	261	32,021,959	9.64	122,689	556	77.99
C	142	15,408,426	4.64	108,510	547	72.94
CM	61	5,197,376	1.56	85,203	522	67.19
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Prepayment Penalty Terms
Prepayment Penalty Terms	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
None	348	$50,890,828	15.31%	$146,238	608	81.19%
12 Months	94	18,167,301	5.47	193,269	627	81.07
24 Months	1,108	169,253,096	50.93	152,756	615	82.18
36 Months	612	73,172,377	22.02	119,563	600	81.96
48 Months	2	206,926	0.06	103,463	606	91.06
60 Months	183	19,459,203	5.86	106,334	602	81.88
Other	8	1,146,150	0.34	143,269	607	81.20
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average prepayment penalty term is approximately 29.

Note Margins
Range of Note Margins	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
3.500 to 3.999	3	$834,879	0.25%	$278,293	706	84.85%
4.000 to 4.499	12	2,892,568	0.87	241,047	670	81.02
4.500 to 4.999	47	9,379,913	2.82	199,573	655	78.58
5.000 to 5.499	131	24,076,730	7.25	183,792	630	83.29
5.500 to 5.999	163	30,567,222	9.20	187,529	622	81.60
6.000 to 6.499	196	29,892,855	9.00	152,515	630	81.32
6.500 to 6.999	489	77,769,474	23.40	159,038	625	81.90
7.000 to 7.499	349	44,739,415	13.46	128,193	610	81.05
7.500 to 7.999	342	42,640,308	12.83	124,679	601	83.23
8.000 to 8.499	249	31,367,990	9.44	125,976	579	82.96
8.500 to 8.999	200	22,291,086	6.71	111,455	567	82.42
9.000 to 9.499	96	9,846,279	2.96	102,565	559	80.99
9.500 to 9.999	40	3,160,684	0.95	79,017	547	80.31
10.000 to 10.499	20	1,633,817	0.49	81,691	540	74.01
10.500 to 10.999	10	747,983	0.23	74,798	532	77.32
11.000 to 11.499	6	329,880	0.10	54,980	507	60.36
11.500 to 11.999	2	124,800	0.04	62,400	547	84.14
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average note margin is approximately 7.0226%.

Maximum Mortgage Rates
Range of Maximum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
10.000 to 10.999	6	$1,307,439	0.39%	$217,906	694	81.40%
11.000 to 11.999	46	11,339,039	3.41	246,501	667	80.01
12.000 to 12.999	448	75,540,857	22.73	168,618	633	81.20
13.000 to 13.999	858	125,631,267	37.81	146,423	618	82.27
14.000 to 14.999	566	75,241,166	22.64	132,935	589	82.19
15.000 to 15.999	297	30,295,994	9.12	102,007	569	82.67
16.000 to 16.999	109	11,012,968	3.31	101,036	563	81.25
17.000 to 17.999	23	1,806,002	0.54	78,522	564	78.69
18.000 to 18.999	2	121,149	0.04	60,575	526	72.01
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average maximum mortgage rate is approximately 13.7613%.

Minimum Mortgage Rates
Range of Minimum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
4.000 to 4.999	11	$1,899,213	0.57%	$172,656	681	80.96%
5.000 to 5.999	72	16,024,382	4.82	222,561	661	82.35
6.000 to 6.999	585	104,100,271	31.33	177,949	634	81.58
7.000 to 7.999	868	118,078,622	35.53	136,035	611	82.12
8.000 to 8.999	532	64,997,453	19.56	122,176	578	82.37
9.000 to 9.999	221	21,567,492	6.49	97,590	565	81.76
10.000 to 10.999	56	5,047,412	1.52	90,132	553	78.67
11.000 to 11.999	10	581,036	0.17	58,104	525	68.96
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average minimum mortgage rate is approximately 7.4963%.